Supplement Dated November 6, 2015
To the Product Prospectuses for:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

CG Variable Life Insurance Separate Account I

ACCRU VUL

This Supplement outlines a change to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The Neuberger Berman Advisors Management Trust has informed us that the Neuberger Berman AMT Balanced Portfolio was reorganized into the Neuberger Berman AMT Mid-Cap Growth Portfolio as of the close of trading on November 6, 2015.

At the time of the reorganization, policy owners of units of the Neuberger Berman AMT Balanced Portfolio subaccount automatically received a proportionate number of units of the Neuberger Berman AMT Mid-Cap Growth Portfolio subaccount based on the unit value of each fund at the time of the reorganization. Following this reorganization, the Neuberger Berman AMT Mid-Cap Growth Portfolio will be offered as a new investment option in your Policy.